EXHIBIT 99.9

                             Consent of Shareholders
                              of Alaska Cable, Inc.

                            UNANIMOUS WRITTEN CONSENT
                             OF THE STOCKHOLDERS OF
                               ALASKA CABLE, INC.

        Section 228 of the Delaware General Corporation Law provides that unless otherwise provided by the Certificate of Incorporation, any action required by this chapter to be taken at any annual meeting or special meeting of stockholders of a corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing sets forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, pursuant to such statutory authority, the undersigned, being all of the stockholders of Alaska Cable, Inc. (the "Corporation"), hereby consent to the adoption of the following resolutions by unanimous written consent of such stockholders of the Corporation:

         RESOLVED, that the form, terms and provisions of the Agreement and Plan of Merger (the "Plan of Merger"), to be entered into by the Corporation providing, among other things, for the merger of the Corporation with and into GCI Cable, Inc., an Alaska corporation, as the same was presented to, and explained to, the stockholders of the Corporation be, and the same hereby are,in all respects, approved; and be it further

         RESOLVED, that to facilitate execution, this consent certificate may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof; and that additionally, the stockholders agree that for purposes of facilitating the execution of this consent certificate (1) a facsimile transmission shall be deemed to be an original signature,
         (2) all executed counterparts of this consent certificate shall be deemed to be an original signature, and (3) all executed counterparts of this consent certificate shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same consent certificate.



Dated as of                , 1996. STOCKHOLDERS:

                                            PRIME CABLE GROWTH PARTNERS, L.P.

                                            By:  Its General Partners

                                            Prime Venture I, Inc.


                                            By:
                                            Name:
                                            Title:



                                                         REGISTRATION STATEMENT
                                                    and

                                            Prime Venture I Holdings, L.P.

                                            By:  Its General Partners

                                                    Prime Venture I, Inc.

                                                    By:
                                                    Name:
                                                    Title:

                                                    Prime II  Management  Group,
                                                    Inc.

                                                    By:
                                                    Name:
                                                    Title:


                                            PRIME VENTURE II, L.P.

                                            By:  Its General Partner

                                            Prime Investors, L.P.


                                            By:
                                            Name:
                                            Title:

                                                    By: Its General Partner

                                                    Prime II Management, L.P.

                                                    By:
                                                    Name:
                                                    Title:

                                                         By: Its General Partner

                                                         Prime  II   Management,
                                                         Inc.

                                                         By:
                                                         Name:
                                                         Title:


                                                         REGISTRATION STATEMENT

                                            AUSTIN VENTURES, L.P.

                                            By: Its General Partner

                                            AV Partners, L.P.


                                            By:
                                            Name:
                                            Title:


                                            WILLIAM BLAIR VENTURE PARTNERS III
                                            LIMITED PARTNERSHIP

                                            By: Its General Partner

                                            William  Blair  Venture   Management
                                            Company

                                            By:
                                            Name:
                                            Title:  General Partner


                                            CENTENNIAL FUND II, L.P.

                                            By: Its General Partner

                                            Centennial Holdings, II, L.P.

                                            By:
                                            Name:
                                            Title:  General Partner


                                            CENTENNIAL FUND III, L.P.

                                            By: Its General Partner

                                            Centennial Holdings III, L.P.


                                            By:
                                            Name:
                                            Title:  General Partner



                                                         REGISTRATION STATEMENT

                                            CENTENNIAL   BUSINESS    DEVELOPMENT
                                            FUND, LTD.

                                            By: Its General Partner

                                            Centennial   Business    Development
                                            Company


                                            By:
                                            Name:
                                            Title:  General Partner


                                                         REGISTRATION STATEMENT
                                                                         II-652